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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 25, 1999
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                            LIFE TECHNOLOGIES, INC.
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            (Exact name of registrant as specified in its charter)


       Delaware                  0-14991         34-0431300
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(State or other jurisdiction    (Commission   (IRS Employer
     of incorporation)          File Number)  Identification No.)


9800 Medical Center Drive, Rockville, Maryland          20850
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(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (301) 610-8000
                                                     --------------

                                 Not Applicable
                                --------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

On January 25, 1999, Life Technologies, Inc. issued the press release filed herewith as Exhibit 99.

Item 7.  Exhibits.

     99  Press release, dated January 25, 1999.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            LIFE TECHNOLOGIES, INC.



Date: January 26, 1999      By:  /s/ Joseph C. Stokes, Jr.
                                 ------------------------------
                                 Joseph C. Stokes, Jr.
                                 Senior Vice President and
                                 Chief Financial Officer
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                                 EXHIBIT INDEX


99  Press release, dated January 25, 1999